                                 EXHIBIT 10.66

             AMENDMENT OF CREDIT AGREEMENT BETWEEN BANK OF AMERICA
                NT & SA AND THE COMPANY DATED DECEMBER 31, 1993

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT


         This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this Amendment"), dated as of December 31, 1993, is entered into by and between KLA INSTRUMENTS CORPORATION (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("the Bank").


                                    Recitals

         A. The Bank and the Borrower are parties to a Credit Agreement, dated as OF November 15, 1991 (the "Original Credit Agreement"), as amended by a Waiver and First Amendment, dated as of July 29, 1992, by a Second Amendment to Credit Agreement, dated as of October 28, 1992, by a Third Amendment to Credit Agreement, dated as of December 31, 1992, by a Fourth Amendment to Credit Agreement, dated as of February 28, 1993, by a Fifth Amendment to Credit Agreement, dated as of March 31, 1993, and by a Sixth Amendment to Credit Agreement, dated as of June 1, 1993 (the Original Credit Agreement, as so amended, is referred to herein as the "Credit Agreement"), pursuant to which the Bank has extended certain credit facilities to the Borrower and certain of its subsidiaries.

         B. The Borrower has requested that the Bank extend this Credit Agreement, as set forth in this Seventh Amendment.

         C. The Bank is willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.


         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

                 2.     Amendments to Credit Agreement.

                          (a) The first sentence of Paragraph 1.1 of the Credit Agreement is hereby amended by replacing the phrase "December 31, 1993" with the phrase "March 31, 1994."

                          (b) The sixth sentence of Paragraph 1.2(b) of the Credit Agreement is hereby amended by replacing the phrase "December 31, 1993" with the phrase "March 31, 1994."

                          (c) The definition of the term "CD Rate Interest Period" occurring in Paragraph 1.3 (g) of the Credit Agreement is hereby amended by replacing the phrase "beyond June 30, 1994" with the phrase "beyond September 30, 1994."

                          (d) The definition of the term "Offshore Rate Interest Period" occurring in Paragraph 1.4 (f) of the Credit Agreement is hereby amended by replacing the phrase "beyond June 30, 1994" with the phrase "beyond September 30, 1994".

                          (e) Paragraph 1.5 (d) of the Credit Agreement is hereby amended by replacing the phrase "June 30, 1994" with the phrase "December 31, 1994".

                          (f) Section 1.6 (d) of the Credit Agreement is hereby amended to read in full as follows: "No standby letter of credit shall expire later than March 31, 1995."


                          (g) The first sentence of Paragraph 1.9 of the Credit Agreement is hereby amended by replacing the phrase "December 31, 1993" with the phrase "March 31, 1994."

                          (h) The second sentence of Paragraph 1.9 of the Credit Agreement is hereby amended by replacing the phrase "and the last period which shall end on December 31, 1993" with the phrase "and the last period which shall end on March 31, 1994."

                          (i) The third sentence of Paragraph 1.9 of the Credit Agreement is hereby amended by replacing the phrase "December 31, 1993" with the phrase "March 31, 1994."

                 3. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

                          (a) No Event of Default has occurred and is continuing, and no event has occurred or condition exists which with notice or the passage of time would become an Event of Default..

                          (b) The execution, delivery, and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid, and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                         (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

                          (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.


                 4. Effective Date. This Amendment will become effective as of December 31, 1993 (the" Effective Date") provided that each of the following conditions precedent has been satisfied:

                        (a) The Bank has received from the Borrower a duly executed original of this Amendment.

                        (b) All representations and warranties contained herein are true and correct as of the Effective Date.



                 5.     Reservation of Rights.      The Borrower acknowledges
and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

                 6.    Miscellaneous.

                          (a) Except as herein expressly amended, all terms, covenants, and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed by both of the parties hereto.

                          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                          (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses ( including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                          KLA INSTRUMENTS CORPORATION

                                   By:
                                   __________________________________________

                                   Title:
                                   __________________________________________



                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION

                                    By:
                                     _________________________________________
                                     Kevin McMahon, Vice President